                                                                    Exhibit 10.1

                                 SIXTH AMENDMENT
                        Dated as of September 23, 2003
                                       to
                           RECEIVABLES SALE AGREEMENT
                          Dated as of December 21, 2001

     THIS SIXTH AMENDMENT (the "Amendment"), dated as of September 23, 2003, is entered into among PerkinElmer Receivables Company, as Seller (the "Seller"), PerkinElmer, Inc., as Initial Collection Agent (the "Initial Collection Agent," and together with any successor thereto, the "Collection Agent"), the committed purchasers party thereto (the "Committed Purchasers"), Windmill Funding Corporation ("Windmill"), and ABN AMRO Bank N.V., as agent for the Purchasers (the "Agent")

                                   WITNESSETH:

        WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

        WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein:

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

       Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

          (a) The defined term "Aggregate Commitment" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Aggregate Commitment" means $66,300,000, as such amount may be reduced pursuant to Section 1.6.

          (b) The defined term "Delinquent Receivable" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Delinquent Receivable" means any Receivable (other than a Charge-Off) on which any amount is unpaid more than 91 days past its original due date.

          (c) The defined term "Originators" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Originators" means PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer LAS, Inc., PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc., PerkinElmer Canada, Inc., Applied Surface Technology, Inc. and PerkinElmer Automotive Research, Inc.

          (d) The defined term "Purchase Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Purchase Limit" means $65,000,000.

          (e) Exhibit D to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit D to this Amendment.

          (f) Exhibit E to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit E to this Amendment.

     Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, all instruments and other documents required, or deemed desirable by the Agent.

     Section 3. The parties hereto consent to the execution and delivery of that certain Second Amendment to Purchase and Sale Agreement by the parties thereto.

     Section 4.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the

Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

     Section 4.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Section 4.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 4.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        ABN AMRO BANK N.V., as the Agent, as the
                                          Committed Purchaser


                                        By: /s/ Patricia M. Luken
                                            ------------------------------------
                                        Title: Group Vice President
                                               ---------------------------------


                                        By:  /s/ Thomas J. Educate
                                            ------------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------



                                        WINDMILL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        PERKINELMER RECEIVABLES COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        PERKINELMER, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        ABN AMRO BANK N.V., as the Agent, as the
                                          Committed Purchaser


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        WINDMILL FUNDING CORPORATION


                                        By: /s/ Bernard J. Angelo
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------



                                        PERKINELMER RECEIVABLES COMPANY


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        PERKINELMER, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        ABN AMRO BANK N.V., as the Agent, as the
                                          Committed Purchaser


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        WINDMILL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        PERKINELMER RECEIVABLES COMPANY


                                        By: /s/ David C. Francisco
                                            ------------------------------------
                                        Title: Assistant Treasurer
                                               ---------------------------------



                                        PERKINELMER, INC.


                                        By: /s/ John L. Healy
                                            ------------------------------------
                                        Title: Assistant Clerk
                                               ---------------------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

     The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.


                                        PERKINELMER, INC.


                                        By: /s/ Robert F. Friel
                                            ------------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                    EXHIBIT D
                                       TO
                            RECEIVABLE SALE AGREEMENT


                  ADDRESSES AND NAMES OF SELLER AND ORIGINATORS

SELLER

                PerkinElmer Receivables Company (Delaware Corp.)
                45 William Street
                Wellesley, MA 02481
                TIN: 02-0532022

ORIGINATORS (LISTED BY BUSINESS UNIT)

PERKINELMER LIFE AND ANALYTICAL SCIENCES

Legal Entity:   PerkinElmer LAS, Inc. (Delaware Corp.)
                549 Albany Street
                Boston, MA  02118
                TIN: 04-3361624

                for locations at:

                PerkinElmer LAS
                710 Bridgeport Avenue
                Shelton, CT 06484

PERKINELMER OPTOELECTRONICS

Legal Entities: PerkinElmer Optoelectronics NC, Inc. (Delaware Corp.)
                44370 Christy Street
                Fremont, CA 94538
                TIN: 94-1655721

                formerly located at:

                399 West Java Drive
                Sunnyvale, CA 94089

                PerkinElmer Optoelectronics SC, Inc. (Delaware Corp.) 1300 Optical Drive
                Azusa, CA 91702
                TIN: 95-2621568

                PerkinElmer, Inc. (Massachusetts Corp.)
                45 William Street
                Wellesley, MA 02481
                TIN: 04-2052042

                for locations at:

                PerkinElmer Optoelectronics
                1330 East Cypress Street
                Covina, CA 91724

                PerkinElmer Optoelectronics
                35 Congress Street
                Salem, MA 01970

                PerkinElmer Optoelectronics
                13720 Shoreline Court East
                Earth City, MO 63045

                PerkinElmer Optoelectronics
                1 Mound Road, Bldg. 63
                Miamisburg, OH 45342

                PerkinElmer Holdings, Inc. (Massachusetts Corp.)
                45 William Street
                Wellesley, MA 02481
                TIN: 04-2436772

                for locations at:

                PerkinElmer Optoelectronics
                2175 Mission College Blvd.
                Santa Clara, CA 95054

PERKINELMER FLUID SCIENCES

Legal Entities: Applied Surface Technology, Inc. (California Corp.)
                831 Bransten Road
                San Carlos, CA 94070
                TIN: 94 -3215818

                PerkinElmer Automotive Research, Inc. (Texas Corp.) 5404 Bandera Road
                San Antonio, TX 78238
                TIN: 74-1608528

                PerkinElmer, Inc. (Massachusetts Corp.)
                45 William Street
                Wellesley, MA 02481
                TIN: 04-2052042

                For locations at:

                PerkinElmer Fluid Sciences
                11642 Old Baltimore Pike
                Beltsville, MD 20705

                PerkinElmer Fluid Sciences
                305 Fentress Blvd.
                Daytona Beach, FL 32114

                PerkinElmer Fluid Sciences
                1920 Route 96
                Phelps, NY 14532

                PerkinElmer Fluid Sciences
                15 Pioneer Avenue
                Warwick, RI 02888

FOREIGN

                PerkinElmer Canada Inc. (Federal Corp.)
                c/o Gowlings Lafleur Henderson LLP
                Suite 5800, Scotia Plaza
                40 King Street West
                Toronto, Ontario
                Canada M5H 3Z7
                (Registered Office c/o local counsel)
                Company Reg. No. 1151668

                Principal business location:

                22001 Dumberry Road
                Vaudreuil, Quebec
                Canada J7V 8P7

                                    EXHIBIT E

                          LOCK BOXES AND LOCK-BOX BANKS

--------------------------------------------------------------------------------
                  PERKINELMER LAS, INC. (DELAWARE COROPORATION)
--------------------------------------------------------------------------------

710 Bridgeport Ave
Shelton, CT 06484
----------------------------------------
Wachovia Bank, N.A.
PerkinElmer LAS Shelton
Account Number: 2079900120996
Lockbox Numbers: 101668, 101645

549 Albany Street
Boston, MA 02118
----------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer LAS Boston
Account Number: 2079900123980
Lockbox Number: Transferred to Shelton

3985 Eastern Road
Akron, OH 44203
----------------------------------------

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer LAS Akron          Account Name: PerkinElmer, Inc.
Account Number: 2079900120938                Account Number: 78069
Lockbox Number: 751716                       Lockbox Number: 91428
                                             Lockbox is in the name of PKI Life
2200 Warrenville Road                        Sciences, Inc. Akron
Downers Grove, IL 60515
----------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer LAS Downers
Grove
Account Number: 2079900121678
Lockbox Number: 951714

--------------------------------------------------------------------------------
           PERKINELMER OPTOELECTRONICS NC, INC. (DELAWARE CORPORATION)
--------------------------------------------------------------------------------

44370 Christy Street
Fremont, CA 94538
----------------------------------------

Wachovia Bank. N.A.                          Bank of America

----------------------------------------
Account Name: PerkinElmer Optoelectronics    Account Name: PerkinElmer
ILC                                          Optoelectronics ILC
Account Number: 2079900120860                Account Number: 3751035910
Lockbox Number: 951513                       Lockbox Number: 842201

--------------------------------------------------------------------------------
          PERKINELMER OPTOELECTRONICS SC, INC. (DELAWARE CORPORATION)
--------------------------------------------------------------------------------

1300 Optical Drive
Azusa, CA 91702
----------------------------------------

Wachovia Bank, N.A.                          Bank of America
Account Name: PerkinElmer                    Account Name: PerkinElmer
Optoelectronics                              Optoelectronics
ORC Electronic Products                      ORC Electronic Products
Account Number: 2079900120873                Account Number: 1295027982
Lockbox Number: 951509                       Lockbox Number: 840955

Wachovia Bank, N .A.                         Bank of America
Account Name: PerkinElmer                    Account Name: PerkinElmer
Optoelectronics                              Optoelectronics
ORC Lighting                                 ORC Lighting
Account Number: 2079900120925                Account Number: 1295027990
Lockbox Number: 951503                       Lockbox Number: 840958

Wachovia Bank, N .A.                         Bank of America
Account Name: PerkinElmer                    Account Name: PerkinElmer
Optoelectronics                              Optoelectronics
Electroformed                                ORC Electroformed
Account Number: 2079900121018                Account Number: 1295028006
Lockbox Number: 951506                       Lockbox Number: 840959

--------------------------------------------------------------------------------
                           PERKINELMER HOLDINGS, INC.
--------------------------------------------------------------------------------

2175 Mission College Blvd.
Santa Clara, CA 95054
-------------------------------------------

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer                    Account Name: PerkinElmer, Inc.
Optoelectronics
Reticon                                      Account Number: 78069
Account Number: 2079900120912                Lockbox Number: 75160
Lockbox Number: 101122                       Lockbox is in the name of PKI
                                             Optoelectronics Reticon

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer Optoelectronics    Account Name: PerkinElmer, Inc.
Amorphous Silicon                            Account Number: 78069
Account Number: 2079900120941                Lockbox Number: 92863
Lockbox Number: 101103                       Lockbox is in the name of PKI
                                             Optoelectronics

                                             Amorphous Silicon


--------------------------------------------------------------------------------
                           APPLIED SURFACE TECHNOLOGY
--------------------------------------------------------------------------------

831 Bransten Road
San Carlos, CA 94070
--------------------------------------------

Wachovia Bank, N.A.
Account Name: Applied Surface Technology
Account Number: 2079900436156
Lockbox Number: 101828

--------------------------------------------------------------------------------
                      PERKINELMER AUTOMOTIVE RESEARCH, INC.
--------------------------------------------------------------------------------

5404 Bandera Road
San Antonio, TX 78238
--------------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer Automotive
Research, Inc.
Account Number: 2079900120831
Lockbox Number: 101017
--------------------------------------------

--------------------------------------------------------------------------------
                                PERKINELMER, INC.
--------------------------------------------------------------------------------

1330 E. Cypress St.
Covina, CA 91724
--------------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer Optoelectronics
Power Systems
Account Number: 2079900121005
Lockbox Number: 101653

35 Congress Street
Salem, MA 01979
--------------------------------------------

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer Optoelectronics    Account Name: PerkinElmer, Inc.
Salem                                        Account Number: 78069
Account Number: 2079900120954                Lockbox Number: 92813
Lockbox Number: 751109                       Lockbox is in the name of PKI
                                             Optoelectronics
                                             Salem

Wachovia Bank, N.A                           Northern Trust Bank

Account Name: PerkinElmer Optoelectronics    Account Name: PerkinElmer, Inc.
Heimann (Miamisburg)                         Account Number: 78069
Account Number: 2079900121021                Lockbox Number: 74696
Lockbox Number: 751125                       Lockbox is in the name of PKI
                                             Optoelectronics
                                             Heimann (Miamisburg)

10900 Page Blvd.
St. Louis, MO 63132
--------------------------------------------

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer Optoelectronics    Account Name: PerkinElmer, Inc.
St. Louis                                    Account Number: 78069
Account Number: 2079900120886                Lockbox Number: 75374
Lockbox Number: 951516                       Lockbox is in the name of PKI
                                             Optoelectronics
                                             St. Louis
305 Fentress Blvd.
Daytona Beach, FL 32114
--------------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer Fluid Sciences
Belfab
Account Number: 2079900120899
Lockbox Number: 101039

11642 Old Baltimore Pike
Beltsville, MD
--------------------------------------------

Wachovia Bank, N.A.
Account Name: PerkinElmer Fluid Sciences
Beltsville
Account Number: 2079900120844
Lockbox Number: 101716

1920 Route 96
Phelps, NY 14532
--------------------------------------------

Wachovia Bank, N.A.                          Northern Trust Bank
Account Name: PerkinElmer Fluid Sciences     Account Name: PerkinElmer, Inc.
Phelps                                       Account Number: 78069
Account Number: 2079900120909                Lockbox Number: 75104
Lockbox Number: 101040                       Lockbox is in the name of
                                             PerkinElmer Fluid
                                             Sciences Phelps

15 Pioneer Ave
Warwick, RI 02888
--------------------------------------------

-----------------------------------------

Wachovia Bank, N.A.                       Northern Trust Bank
Account Name: PerkinElmer Fluid Sciences  Account Name: PerkinElmer, Inc.
Warwick                                   Account Number: 78069
Account Number: 2079900128684             Lockbox Number: 75016
Lockbox Number: 101723                    Lockbox is in the name of
                                          PerkinElmer Fluid
                                          Sciences Warwick
-----------------------------------------

--------------------------------------------------------------------------------
                                    FOREIGN
--------------------------------------------------------------------------------

PerkinElmer Canada Inc. (Federal Corp.)
c/o Gowlings Lafleur Henderson LLP
Suite 5800, Scotia Plaza
40 King Street West
Toronto, Ontario
Canada M5H 3Z7

(Registered Office c/o local counsel)
-----------------------------------------

Principal business location               Royal Bank of Canada
22001 Dumberry Road                       Account Name: PerkinElmer Canada, Inc.
Vaudreuil, Quebec                         129788 6
Canada J7V 8P7                            CON Lockbox
-----------------------------------------